LARGECAP VALUE FUND III

Class	J	Inst.	R-3	R-5
Ticker Symbol(s)	PLVJX	PLVIX	PPSFX	PPSRX
Principal Funds, Inc. Summary Prospectus March 1, 2025
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders, and other information about the Fund online at www.PrincipalAM.com/Prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.
The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2025, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.
Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
If you purchase Institutional Class shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	J	Inst.	R-3	R-5
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	None	None	None
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Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Share Class
	J	Inst.	R-3	R-5
Management Fees (1)	0.68%	0.68%	0.68%	0.68%
Distribution and/or Service (12b-1) Fees	0.15%	N/A	0.25%	N/A
Other Expenses	0.11%	0.02%	0.33%	0.27%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.95%	0.71%	1.27%	0.96%
Fee Waiver (2)(3)	(0.02)%	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses after Fee Waiver	0.93%	0.69%	1.25%	0.94%
(1)Fees have been restated to reflect current fees.
(2)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to waive a portion of the Fund's management fees through the period ending February 28, 2026. The fee waiver will reduce the Fund's management fees by 0.02% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the fee waiver prior to the end of the period.
(3)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to waive a portion of the Fund's management fees through the period ending February 28, 2026. The fee waiver will reduce the Fund's management fees by an amount equal to the Fund's acquired fund fees and expenses represented by the Fund's investment in a particular unaffiliated exchange-traded fund that pursues a pure value investment strategy. It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the fee waiver prior to the end of the period.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$195	$301	$524	$1,165
Institutional Class	70	225	393	881
Class R-3	127	401	695	1,532
Class R-5	96	304	529	1,176
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$95	$301	$524	$1,165
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41.1% of the average value of its portfolio.
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Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in value companies with large market capitalizations. For this Fund, value companies with large market capitalizations are those (i) with market capitalizations within the range of companies comprising the Russell 1000® Index (as of January 31, 2025, this range was between approximately $334.8 million and $3.6 trillion), and (ii) included within at least one of the following value indices: the MSCI All Country World IMI Value Index, the S&P 1500 Value Index, or the Russell 3000 Value Index. The Fund also invests in equity securities of companies with medium market capitalizations and in other investment companies (for example, an exchange-traded fund (ETF)).
The Fund is primarily actively managed by the sub-advisors. In addition, Principal Global Investors, LLC may invest up to 30% of the Fund’s assets using an index sampling strategy designed to match the performance of the Russell 1000® Value Index.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Smaller Companies Risk. Investments in smaller companies may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may have limited product lines, markets, or financial resources; lack the competitive strength of larger companies; have less experienced managers; or depend on a few key employees. Their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than securities of larger companies.
•Value Style Risk. Value investing entails the risk that value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and, therefore, would not be profitable for the fund.
Investment Company Securities Risk. A fund that invests in another investment company (for example, another fund or an exchange-traded fund (or ETF)) is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company.
Passive Strategy Risk. A portion of the Fund seeks to match the performance of a specified index. However, the correlation between the performance of this portion of the Fund and index performance may be affected by many factors, such as Fund expenses, the timing of cash flows into and out of the Fund, changes in securities markets, and changes in the composition of the index.
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Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.PrincipalAM.com.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q4 2020	16.32%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(26.91)%
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Average Annual Total Returns
For the periods ended December 31, 2024

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	14.50%	8.94%	9.02%
Institutional Class Return After Taxes on Distributions	12.35%	7.30%	7.27%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	10.10%	6.83%	6.90%
Class J Return Before Taxes	13.29%	8.66%	8.69%
Class R-3 Return Before Taxes	13.86%	8.34%	8.40%
Class R-5 Return Before Taxes	14.23%	8.68%	8.75%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)	24.51%	14.28%	12.87%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	14.37%	8.68%	8.49%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
The Russell 1000 Index is the Fund's primary broad-based index and is included to meet the recently revised definition of “broad-based securities market index.” The Russell 1000 Value Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•James W. Fennessey (since 2009), Portfolio Manager
•Randy L. Welch (since 2009), Portfolio Manager
Sub-Advisors
Barrow, Hanley, Mewhinney & Strauss, LLC (doing business as Barrow Hanley Global Investors)
Westwood Management Corp.
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
J	Initial Investment	$1,000(1)
J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
J	Subsequent Investments	$100(1)(2)
Institutional, R-3, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A
(1)Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.
(2)For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional by sending a written request to Principal Funds at P.O. Box 219971, Kansas City, MO 64121-9971 (regular mail) or 801 Pennsylvania Ave., Ste. 219971, Kansas City, MO 64105-1307 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principal.com).
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Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.
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